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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 18, 2000, relating to the consolidated financial statements of First Deposit Bancshares and subsidiary, included in the 1999 Annual Report on Form 10-KSB for the two years ended December 31, 1999.


                                        /s/ Mauldin & Jenkins, LLC
                                        --------------------------

Atlanta, Georgia
August 7, 2000